UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2025

NXG NextGen Infrastructure Income Fund

(Exact name of registrant as specified in its charter)

Delaware	811-22499	46-0742000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Energy Square, 4925 Greenville Ave., Suite 1310, Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (214) 692-6334

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	NXG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01.	Entry into a Material Definitive Agreement.

On March 14, 2025, NXG NextGen Infrastructure Income Fund (NYSE: NXG) (the “Fund”) entered into an amended and restated distribution agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Fund may offer and sell up to 1,450,000 common shares of beneficial interest of the Fund, par value $0.001 per share (the “Common Shares”), from time to time, through the Distributor, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Offering”). The minimum price on any day at which Common Shares may be sold will not be less than the then current net asset value per Common Share plus the per Common Share amount of the commission to be paid to the Distributor.

Pursuant to the Distribution Agreement, the Distributor may enter into sub-placement agent agreements with one or more selected dealers. The Distributor has entered into an amended and restated sub-placement agent agreement, dated March 14, 2025 (the “Sub-Placement Agent Agreement”), with UBS Securities LLC (the “Sub-Placement Agent”) relating to the Common Shares to be offered under the Distribution Agreement.

The Offering is being made pursuant a prospectus supplement, dated March 14, 2025 and the accompanying prospectus, dated June 10, 2024, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 (File No. 333-278194) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The foregoing descriptions of the Distribution Agreement and the Sub-Placement Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Distribution Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference, and the full text of the Sub-Placement Agent Agreement filed with this report as Exhibit 1.2 and incorporated herein by reference.

Item 8.01.	Other Events

On March 17, 2025, the Fund commenced the Offering pursuant to the Fund’s Registration Statement. A copy of the opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the legality of the Common Shares is filed as Exhibit 5.1 to this report.

The Fund incorporates by reference the exhibits filed herewith into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Distribution Agreement between the Registrant and Foreside Fund Services, LLC

1.2	Sub-Placement Agent Agreement between Foreside Fund Services, LLC and UBS Securities LLC

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXG NEXTGEN INFRASTRUCTURE INCOME FUND

Date: March 17, 2025	By:	/s/ Blake Nelson
	Name:	Blake Nelson
	Title:	Chief Financial Officer and Treasurer